Investment in associates and joint ventures	6 Months Ended
Jun. 30, 2024
Investments in associates and joint ventures [Abstract]
Investments in associates and joint ventures
6 Investment in associates and joint ventures

Investments in associates and joint ventures
in EUR million 30 June 2024	Interest held (%)	Fair value of listed invest-ments	Balance sheet value	Total assets	Total liabilities	Total income	Total expenses
TMBThanachart Bank Public Company Limited	23%	964	1,120	45,927	39,953	449	322
Other investments in associates and joint ventures			339
			1,459

Investments in associates and joint ventures
in EUR million 31 December 2023	Interest held (%)	Fair value of listed invest-ments	Balance sheet value	Total assets	Total liabilities	Total income	Total expenses
TMBThanachart Bank Public Company Limited	23%	976	1,128	46,666	40,776	1,386	943
Other investments in associates and joint ventures			381
			1,509
TMBThanachart Bank Public Company Limited
ING Group has an 23% investment in TMBThanachart Bank Public Company Limited (hereafter: TTB), a bank listed on the Stock Exchange of Thailand. TTB is providing products and services to wholesale, small and medium enterprise (SME), and retail customers. TTB is accounted for as an investment in associate based on the size of ING shareholding and representation on the Board. TTB is part of the Corporate Line segment.
Other investments in associates and joint ventures
Included in Other investments in associates and joint ventures are mainly financial services and (non) financial technology funds or vehicles operating predominantly in Europe, and represents a number of associates and joint ventures that are individually not significant to ING Group.

Changes in Investments in associates and joint ventures
in EUR million	30 June 2024	31 December 2023
Opening balance as at 1 January	1,509	1,500
Additions	22	55
Transfers	-10
Revaluations	4	4
Share of results	43	149
Dividends received	-39	-74
Disposals	-5	-89
Impairments	-24	-5
Exchange rate differences	-41	-32
Closing balance	1,459	1,509
Share of results from associates and joint ventures of EUR 43 million (31 December 2023: EUR 149 million) as included in the table above is mainly attributable to results of TTB of EUR 61 million (31 December 2023: EUR 107 million).
Impairments and reversals thereof
Accumulated impairment losses on the investment in TTB of EUR 395 million (2023: EUR 395 million) were recognised in previous years. As per 30 June 2024 Value in Use (‘VIU’) was estimated following the prolonged increase of the quoted TTB share price over the original cost price of the investment and the sustained improved broker consensus outlook. VIU was estimated to be close to the carrying amount of the investment in TTB and differed only by an insignificant amount. Consequently, no (reversal of) impairment was recognised.
Methodology
The recoverable amount is determined as the higher of the fair value less costs of disposal and Value in Use (‘VIU’). Fair value less costs of disposal is based on observable share price. The VIU calculation uses discounted cash flow projections based on management’s best estimates. VIU is derived using a Dividend Discount Model (DDM) where distributable equity, i.e. future earnings available to ordinary shareholders, is used as a proxy for future cash flows. The valuation looks at expected cash flows into perpetuity resulting in two main components to the VIU calculation:
•the estimation of future earnings over a 5 year forecast period; and
•the terminal value being the extrapolation of earnings into perpetuity applying a long term growth rate. The earnings that are used for extrapolation represent the stable long term financial results and position of TTB, i.e. a steady state. The terminal value comprises the majority of the total VIU.
Key assumptions used in the VIU calculation as at 30 June 2024
The VIU is determined using a valuation model which is subject to multiple management assumptions. The key assumptions, i.e. those to which the overall result is most sensitive to, are the following:
•Expected future earnings of TTB: Short to medium term expectations are based on forecasts derived from broker consensus. Longer term and steady state expectations into perpetuity are derived using reasonable and supportable assumptions capturing a combination of TTB specific and market data points. A capital maintenance charge is applied, which is management’s forecast of the earnings that need to be withheld in order for TTB to meet target regulatory requirements over the forecast period;
•Discount rate (cost of equity): 10.08%, based on the capital asset pricing model (CAPM) calculated for TTB using current market data.
•Terminal growth rate: 3.24% consistent with current long term government bond yield in Thailand as a proxy for a risk-free rate;

The model was evaluated for reasonably possible changes to key assumptions in the model. This reflects the sensitivity of the VIU to each key assumption on its own and it is possible that more than one favourable and/or unfavourable change may occur at the same time. The selected rates of reasonably possible changes to key assumptions are based on external analysts’ forecasts and other relevant external data sources, which can change period to period. The sensitivity of the VIU to each key assumption is as follows :
•A favourable change of 10% in the cash flows would result in an increase in VIU of EUR 57 million, while an unfavourable change of -10% would result in a decrease in VIU of EUR -59 million;
•A favourable change of -1% in the discount rate would result in an increase in VIU of EUR 119 million, while an unfavourable change of 1% would result in a decrease in VIU of EUR -89 million;
•A favourable change of 1% in the terminal growth rate would result in an increase in VIU of EUR 87 million, while an unfavourable change of -1% would result in a decrease in VIU of EUR -65 million;